SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                   Amendment 1

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 3, 2003


                              BANNER HOLDING CORP.
             (Exact name of Registrant as specified in its charter)

                                    000-29707
                             Commission File Number

                               Florida 65-0826508
                (State or other jurisdiction of (I.R.S. Employer
               incorporation or organization) Identification No.)

                            120 North U. S.One, #100
                               Tequesta, FL 33469
                    (Address of principal executive offices)

                  Registrant's telephone number: (561)747-0244
                      ------------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(a) Financial Statements of Business Acquisitions. The financial statements required by this item 7(a) are hereby filed as Amendment 1 to the 8-K as filed November 13, 2003.

                          INDEPENDENT AUDITORS' REPORT

Board of Directors
Guest eMarketing, L.L.C.

We have audited the accompanying balance sheet of Guest eMarketing, L.L.C. (a development stage enterprise), as of October 31, 2003 and the related consolidated statements of operations, stockholders' equity and cash flows for the period from Inception (March 11, 2003) to October 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above presently fairly, in all material respects, the consolidated financial position of Guest eMarketing, L.L.C. (a development stage enterprise) as of October 31, 2003, and the consolidated results of its operations and its cash flow for the period from Inception (March 11, 2003) to October 31, 2003 ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Notes 1 and 4 to the accompanying consolidated financial statements, the Company has no established source of revenue, an accumulated deficit of $145,000, and was unable to generate any cash from operations during the period ended October 31, 2003, all of which raise substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also discussed in
Note 4. These consolidated financial statements do not include, any adjustments that might result from the outcome of these uncertainties.

JAY J. SHAPIRO, CPA
a professional corporation


Los Angeles, California
December 10, 2003




GUEST eMARKETING, L.L.C. (a development stage enterprise)
CONSOLIDATED BALANCE SHEET - October 31, 2003

-------------------------------------------------------------------------------

Assets:

Current assets:
         Cash and equivalents                                             $ 833
-------------------------------------------------------------------------------
         Total current assets                                               833
Property and equipment, net                                              13,000
Intangible assets, net                                                   26,000

-------------------------------------------------------------------------------

         Total assets                                                  $ 34,833

Liabilities and stockholders' equity:

Current liabilities:
         Accounts payable - shareholder                                $  5,000
-------------------------------------------------------------------------------
         Total current liabilities                                       5,000


Contingencies (note 4)

Stockholders' equity:
Common stock and paid-in capital - shares authorized 50,000,000; shares issued and outstanding 3,000,000 60,000






Additional Paid- in- Capital                                            120,000

         Accumulated Deficit During the Development Stage
(145,167)
-------------------------------------------------------------------------------
         Total stockholders' equity                                      34,833
------------------------------------------------------------------------------
                  Total liabilities and stockholders' equity          $  39,833

See accompanying notes.

GUEST eMARKETING (a development stage enterprise) CONSOLIDATED STATEMENT OF OPERATIONS - Period from Inception
-------------------------------------------------------------------------------
                             (March 11, 2003) to October 31,2003
Revenue                                                                      $0
Operating expenses:
         Cost of revenue                                                     0
         Research and development                                     (92,817)
         Sales and marketing                                          (10,300)
         General and administrative                                   (42,050)
------------------------------------------------------------------------------
                  Total operating expenses                            (145,167)
----------------------------------------------------------------------------
Operating loss                                                       (145,167)
---------------------------------------------------------------------------
Provision for income taxes                                                    0
Net loss                                                            $ (145,167)

Basic and diluted loss per share:                              $       (0.05)
-------------------------------------------------------------------------------


Weighted average shares outstanding:asic and Diluted                3,000,000
                                                                  ---------
See accompanying notes.

GUEST eMARKETING, L.L.C. (a development stage enterprise) - Period from Inception (March 11, 2003) to October 31,2003

---------------------------------------------------------------------
CONSOLIDATED CASH FLOWS STATEMENT

Operations:
         Net loss ................................................    $(145,167)
         Depreciation, amortization, and other non cash items ....       37,522
         Accounts payable - shareholder ..........................        5,000
                                                                      ---------
                  Net cash from operations .......................     (102,645)
                                                                      ---------

Financing
         Additional capital contributed by shareholder
                                                                        180,000
                                                                      ---------
                  Net cash used for financing ....................      180,000
                                                                      ---------

Investing
         Additions to property and equipment .....................      (17,552)
         Additions to intangible assets ..........................      (59,000)
                                                                      ---------
                  Net cash used for investing ....................      (76,552)
                                                                      ---------
Net change in cash and equivalents ...............................          833
Cash and equivalents, beginning of year
                                                                              0
                                                                      ---------
Cash and equivalents, end of year ................................    $     833
                                                                      ---------


See accompanying notes.

GUEST eMARKATING, L.L.C. (a development stage enterprise) - October 31, 2003 CONSOLIDATED STOCKHOLDERS' EQUITY STATEMENT

                                                                      ---------

Common stock and additional paid-in capital
         Balance, beginning of period ...........................     $       0
         Common stock purchased from former shareholders
                                                                              0
         Additional capital contributed by stockholder ..........       180,000
                                                                      ---------
                  Balance, end of year ..........................       180,000
                                                                      ---------

Retained earnings
         Balance, beginning of year .............................             0
                                                                      ---------
         Net income .............................................      (145,167)
                                                                      ---------
                  Balance, end of year ..........................      (145,167)
                                                                      ---------

                           Total stockholders' equity ...........     $  34,833
                                                                      ---------


See accompanying notes.

GUEST eMARKETING, L.L.C. (a development stage enterprise)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - October 31, 2003

Note 1 - Accounting Policies

Financial Reporting
The consolidated financial statements and accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America. These financial statements reflect an October 24, 2003 transaction whereby all 3,000,000 outstanding shares of Banner Holdings, Inc., a Florida public "shell company" with no assets or liabilities, have been exchanged for $60,000 cash from the shareholders of Guest eMarketing L.L.C. (the "Company"). The Company, an Oklahoma corporation, formed on March 11, 2003 has yet to commence intended operations and is a development stage enterprise.

The transaction is reflected in these financial statements as a reverse acquisition and Banner changed its name to the Company.

Estimates and Assumptions
Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue, and expenses. Examples include estimates of loss contingencies and assumptions such as when technological feasibility is achieved for the Company's products and services; and determining when asset impairments other-than-temporary have occurred. Actual results and outcomes may differ from management's estimates and assumptions.

Revenue Recognition

Licenses for products and services will generally be recognized as products are shipped or services rendered.

Cost of Revenue
Cost of revenue includes manufacturing and distribution costs for products and programs sold, costs incurred to support and maintain Internet-based products and services, and costs associated with the delivery of consulting services.

Research and Development
Research and development ("R&D") expenses include payroll, employee benefits, and other personnel-related costs associated with product development. Technological feasibility for software products and services has not been reached to date. Accordingly, we expense all R&D costs when incurred. Amortization of $37,522 is included in R&D expense.
                                       -5-


Sales and Marketing
Sales and marketing expenses include payroll, employee benefits, and other personnel-related costs as well as expenses related to advertising, promotions, tradeshows, seminars, and other programs. Advertising costs are expensed as incurred.

Going Concern
The Company has not generated any operating revenue or cash flow to date and management provides no assurance that the Company will ever achieve this objective. (See Note 4)


Property and Equipment
Property and equipment is stated at cost and depreciated using the straight-line method over the shorter estimated life of the asset or the lease term, ranging from two to 5 years. Computer software developed or obtained for internal use is depreciated using the straight-line method over the estimate useful life of the software, generally three years or less.

Intangible Assets
Intangible assets are amortized using the straight-line method over their estimated period of benefit, ranging from one to five years. We periodically evaluate the recoverability of intangible assets and take into account events or circumstances that warrant revised estimates of useful lives or that indicate that an important exists. All of our intangible assets are subject to amortization.

Employee Stock Plan
We will adopt the fair value recognition provision of SFAS 123, Accounting for Stock-Based Compensation, effective October 31, 2003, no options or stock for services has been issued to date.

Note 2 - Property and Equipment

                                                                       --------

Computer equipment ..............................................      $  1,552
Software for internal use .......................................        16,000
                                                                       --------
         Property and equipment - at cost .......................        17,552
         Accumulated depreciation ...............................        (4,552)
                                                                       --------
           Property and equipment-net -October 31, 2003 .........      $ 13,000

During 2003, depreciation expense for the period was $4,552.






                                       -6-



Note 3 - Intangible Assets
During fiscal 2003, we recorded additions of $59,000 in intangible assets, primarily related to the acquisition of software to establish our business with $20,000 allocated to marketing related assets and $$39,000 to technology-based assets. Intangible assets are amortized over weighted average period of four years or the life of the agreement. No significant residual value is estimated for these assets. Through the period ended October 31, 2003, $19,000 was assigned to research and development assets that were written off in accordance with generally accepted accounting principles. Those write-offs are included in Research and Development expenses. Intangible assets amortization expense was $14,000 for fiscal 2003. The components of intangible assets were follows:

                              Gross Carrying Amount    Accumulated Amortization

Technology-based                          $ 39,000               $ (28,000)
Marketing-related                         $ 20,000               $ ( 5,000)
                                          --------               ----------

Total Intangible Assets
 October 31, 2003                         $ 59,000               $ (33,000)
                                           ========               ==========

Amortization expense is estimated to be $14,000 for fiscal 2004.


Note 4 - Subsequent Events and Contingencies
The Company intends on registering 3,000,000 common shares for sale in the near future. The proceeds will be used for the continued development of the Company's technology and operating activities. Management believes that the net proceeds of the offering will be sufficient to operate the Company for twelve months. Also, the shareholders have indicated a continued interest in funding future development.

However, the Company has yet to generate any revenues and no assurance is made that any revenues will ever be generated by this unproven technology or that the present shareholders' will continue funding. Therefore, an uncertainty regarding the going concern assumption exists at October 31, 2003.

                                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     BANNER HOLDING CORP.
                                                      (Registrant)

Date: January 13, 2004         By _/s/   John Higgins
                                  -------------------------
                                                       John Higgins
                             Chief Executive Officer